Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
February 28, 1999

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.0875%


Excess Protection Level
   3 Month Average  8.53%
      February, 1999  8.98%
      January, 1999  8.15%
      December, 1998  8.46%



Cash Yield                                              21.22%


Investor Charge Offs                                    5.66%


Base Rate                                               6.58%


Over 35 Day Delinquency                                 6.06%


Seller's Interest                                       55.75%


Total Payment Rate                                      10.98%


Total Principal Balance                                $3,577,983,002.43


Investor Participation Amount                          $437,500,000.00


Seller Participation Amount                            $1,994,649,669.07